                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                                                                            Settlement Date         9/30/2004
                                                                                            Determination Date     10/12/2004
                                                                                            Distribution Date      10/15/2004

I.       All Payments on the Contracts                                                                               2,271,943.97
II.      All Liquidation Proceeds on the Contracts with respect to Principal                                            46,241.26
III.     Repurchased Contracts                                                                                               0.00
IV.     Investment Earnings on Collection Account                                                                            2.01
V.      Servicer Monthly Advances                                                                                       57,250.30
VI.     Distribution from the Reserve Account                                                                                0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                              4,946.47
VIII.   Transfers to the Pay-Ahead Account                                                                              (6,801.56)
IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                            (2.01)
          (b)  To Sellers with respect to the Pay-Ahead Account                                                              0.00
X. Deposit in error 0.00 Total available amount in Collection Account
$2,373,580.44
                                                                                                               ===================

DISTRIBUTION AMOUNTS                                                             COST PER $1000
--------------------------------                                                ----------------

1.    (a) Class A-1 Note Interest Distribution                                                        0.00
      (b) Class A-1 Note Principal Distribution                                                       0.00
             Aggregate Class A-1 Note Distribution                                  0.00000000                               0.00

2.    (a) Class A-2 Note Interest Distribution                                                        0.00
      (b) Class A-2 Note Principal Distribution                                                       0.00
            Aggregate Class A-2 Note Distribution                                   0.00000000                               0.00

3.    (a) Class A-3 Note Interest Distribution                                                        0.00
      (b) Class A-3 Note Principal Distribution                                                       0.00
            Aggregate Class A-3 Note Distribution                                   0.00000000                               0.00

4.    (a) Class A-4 Note Interest Distribution                                                        0.00
      (b) Class A-4 Note Principal Distribution                                                       0.00
           Aggregate Class A-4 Note Distribution                                    0.00000000                               0.00

5.    (a) Class A-5 Note Interest Distribution                                                        0.00
      (b) Class A-5 Note Principal Distribution                                                       0.00
            Aggregate Class A-5 Note Distribution                                   0.00000000                               0.00

6.    (a) Class A-6 Note Interest Distribution                                                        0.00
      (b) Class A-6 Note Principal Distribution                                                       0.00
            Aggregate Class A-6 Note Distribution                                   0.00000000                               0.00

7.    (a) Class A-7 Note Interest Distribution                                                        0.00
      (b) Class A-7 Note Principal Distribution                                                       0.00
            Aggregate Class A-7 Note Distribution                                   0.00000000                               0.00

8.    (a) Class A-8 Note Interest Distribution                                                        0.00
      (b) Class A-8 Note Principal Distribution                                                       0.00
            Aggregate Class A-8 Note Distribution                                   0.00000000                               0.00

9.    (a) Class A-9 Note Interest Distribution                                                        0.00
      (b) Class A-9 Note Principal Distribution                                                       0.00
            Aggregate Class A-9 Note Distribution                                   0.00000000                               0.00

10.   (a) Class A-10 Note Interest Distribution                                                 110,706.85
      (b) Class A-10 Note Principal Distribution                                              1,916,784.02
            Aggregate Class A-10 Note Distribution                                 31.19216731                       2,027,490.87

11.   (a) Class B Certificate Interest Distribution                                             244,679.31
      (b) Class B Certificate Principal Distribution                                                  0.00
            Aggregate Class B Certificate Distribution                              5.45000000                         244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                        27,396.08
       (b)  Reimbursement of prior Monthly Advances                                              67,601.16
               Total Servicer Payment                                                                                   94,997.24

13.  Deposits to the Reserve Account                                                                                     6,413.02

TOTAL DISTRIBUTION AMOUNT                                                                                           $2,373,580.44
                                                                                                               ===================

Chase RV97A                       Page 1 of 4

RESERVE ACCOUNT DISTRIBUTIONS:
--------------------------------
      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                            0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                                 0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                       0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                            0.00
                        TOTAL AMOUNTS TO SELLERS(CHASE USA & CHASE MANHATTAN BANK) =                                           $0.00
                                                                                                                       =============

           INTEREST
--------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @5.598%                                                                           0.00
        (b) Class A-2 Notes    @5.852%                                                                           0.00
        (c) Class A-3 Notes    @5.919%                                                                           0.00
        (d) Class A-4 Notes    @6.020%                                                                           0.00
        (e) Class A-5 Notes    @6.050%                                                                           0.00
        (f) Class A-6 Notes    @6.130%                                                                           0.00
       (g) Class A-7 Notes    @ 6.140%                                                                           0.00
       (h) Class A-8 Notes    @ 6.230%                                                                           0.00
        (i) Class A-9 Notes @6.320% 0.00 (j) Class A-10 Notes @6.370% 110,706.85
                     Aggregate Interest on Notes                                                                          110,706.85
        (k) Class B Certificates6.540%                                                                                    244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                      0.00
        (b) Class A-2 Notes                                                                                      0.00
        (c) Class A-3 Notes                                                                                      0.00
        (d) Class A-4 Notes                                                                                      0.00
        (e) Class A-5 Notes                                                                                      0.00
        (f) Class A-6 Notes                                                                                      0.00
       (g) Class A-7 Notes 0.00 (h) Class A-8 Notes 0.00
        (i) Class A-9 Notes                                                                                      0.00
        (j) Class A-10 Notes                                                                                     0.00
        (k) Class B Certificates                                                                                 0.00

3.   Total Distribution of Interest                                                    COST PER $1000
                                                                                       --------------
        (a) Class A-1 Notes                                                              0.00000000             0.00
        (b) Class A-2 Notes                                                              0.00000000             0.00
        (c) Class A-3 Notes                                                              0.00000000             0.00
        (d) Class A-4 Notes                                                              0.00000000             0.00
        (e) Class A-5 Notes                                                              0.00000000             0.00
        (f) Class A-6 Notes                                                              0.00000000             0.00
       (g) Class A-7 Notes                                                               0.00000000             0.00
       (h) Class A-8 Notes                                                               0.00000000             0.00
        (i) Class A-9 Notes                                                              0.00000000             0.00
        (j) Class A-10 Notes                                                             1.70318238       110,706.85
                     Total Aggregate Interest on Notes                                                                    110,706.85
        (k) Class B Certificates                                                         5.45000000                       244,679.31


           PRINCIPAL
--------------------------------
                                                                                       No. of Contracts
                                                                                       ----------------
1.   Amount of Stated Principal Collected                                                               1,088,125.28
2.   Amount of Principal Prepayment Collected                                                 72          693,289.14
3.   Amount of Liquidated Contract                                                            10          135,369.60
4.   Amount of Repurchased Contract                                                            0                0.00

       Total Formula Principal Distribution Amount                                                                      1,916,784.02

5. Principal Balance before giving effect to Principal Distribution Pool Factor
        (a) Class A-1 Notes                                                                                0.0000000            0.00
        (b) Class A-2 Notes                                                                                0.0000000            0.00
        (c) Class A-3 Notes                                                                                0.0000000            0.00
        (d) Class A-4 Notes                                                                                0.0000000            0.00
        (e) Class A-5 Notes                                                                                0.0000000            0.00
        (f) Class A-6 Notes                                                                                0.0000000            0.00
       (g) Class A-7 Notes                                                                                 0.0000000            0.00
       (h) Class A-8 Notes                                                                                 0.0000000            0.00
        (i) Class A-9 Notes                                                                                0.0000000            0.00
        (j) Class A-10 Notes                                                                               0.3208507   20,855,294.48
        (k) Class B Certificates                                                                           1.0000000   44,895,285.54

Chase RV97A                       Page 2 of 4

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                     0.00
        (b) Class A-2 Notes                                                                                                     0.00
        (c) Class A-3 Notes                                                                                                     0.00
        (d) Class A-4 Notes                                                                                                     0.00
        (e) Class A-5 Notes                                                                                                     0.00
        (f) Class A-6 Notes                                                                                                     0.00
        (g) Class A-7 Notes                                                                                                     0.00
        (h) Class A-8 Notes                                                                                                     0.00
        (i) Class A-9 Notes                                                                                                     0.00
        (j) Class A-10 Notes                                                                                                    0.00
        (k) Class B Certificates                                                                                                0.00

7. Principal Distribution                                                        COST PER $1000
                                                                                 --------------
        (a) Class A-1 Notes                                                         0.00000000                                  0.00
        (b) Class A-2 Notes                                                         0.00000000                                  0.00
        (c) Class A-3 Notes                                                         0.00000000                                  0.00
        (d) Class A-4 Notes                                                         0.00000000                                  0.00
        (e) Class A-5 Notes                                                         0.00000000                                  0.00
        (f) Class A-6 Notes                                                         0.00000000                                  0.00
        (g) Class A-7 Notes                                                         0.00000000                                  0.00
        (h) Class A-8 Notes                                                         0.00000000                                  0.00
        (i) Class A-9 Notes                                                         0.00000000                                  0.00
        (j) Class A-10 Notes                                                       29.48898492                          1,916,784.02
        (k) Class B Certificates                                                    0.00000000                                  0.00

8. Principal Balance after giving effect to Principal Distribution                                      Pool Factor
------------------------------------------------------------------                                      -----------
        (a) Class A-1 Notes                                                                              0.0000000              0.00
        (b) Class A-2 Notes                                                                              0.0000000              0.00
        (c) Class A-3 Notes                                                                              0.0000000              0.00
        (d) Class A-4 Notes                                                                              0.0000000              0.00
        (e) Class A-5 Notes                                                                              0.0000000              0.00
        (f) Class A-6 Notes                                                                              0.0000000              0.00
        (g) Class A-7 Notes                                                                              0.0000000              0.00
        (h) Class A-8 Notes                                                                              0.0000000              0.00
        (i) Class A-9 Notes                                                                              0.0000000              0.00
        (j) Class A-10 Notes                                                                             0.2913617     18,938,510.46
        (k) Class B Certificates                                                                         1.0000000     44,895,285.54

           POOL DATA
--------------------------------                                                  No. of           Aggregate
                                                                                Contracts      Principal Balance
                                                                                ---------      -----------------
1.   Pool Stated Principal Balance as of  09/30/2004                              3,215          63,833,796.00

2.   Delinquency Information                                                                                           % Delinquent
                                                                                                                       ------------
              (a) 31-59 Days                                                        45              927,708.86            1.453%
              (b) 60-89 Days                                                        20              417,603.04            0.654%
              (c) 90-119 Days                                                       10              144,045.23            0.226%
              (d) 120 Days +                                                        25              817,655.64            1.281%

3.   Contracts Repossessed during the Due Period                                     7              216,084.78

4.   Current Repossession Inventory                                                  9              278,032.75

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                   10              135,369.60
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                   46,241.26
                                                                                              ----------------
       Total Aggregate Net Losses for the preceding Collection Period                                                      89,128.34

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                      1,128,680.29

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)           1,455                                 22,543,148.32

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.122%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                 60.511


Chase RV97A                       Page 3 of 4


       TRIGGER ANALYSIS
--------------------------------

1.    (a)  Average Delinquency Percentage                   2.443%
      (b)  Delinquency Percentage Trigger in effect ?                      YES

2.    (a)  Average Net Loss Ratio                           0.026%
      (b)  Net Loss Ratio Trigger in effect ?                              NO
      (c)  Net Loss Ratio (using ending Pool Balance)       0.134%

3.    (a)  Servicer Replacement Percentage                  0.078%
      (b)  Servicer Replacement Trigger in effect ?                        NO



         MISCELLANEOUS
--------------------------------

1.    Monthly Servicing Fees 27,396.08

2.    Servicer Advances 57,250.30

3.    (a)  Opening Balance of the Reserve Account                                                                       8,614,966.41
      (b)  Deposits to the Reserve Account                                                               6,413.02
      (c)  Investment Earnings in the Reserve Account                                                    7,913.03
      (d)  Distribution from the Reserve Account                                                             0.00
      (e)  Ending Balance of the Reserve Account                                                                        8,629,292.46

4.    Specified Reserve Account Balance 8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                        65,478.94
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                                 6,801.56
      (c)  Investment Earnings in the Pay-Ahead Account                                                      0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                               (4,946.47)
      (e)  Ending Balance in the Pay-Ahead Account                                                                         67,334.03


Chase RV97A                       Page 4 of 4